UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2004

WORLDQUEST NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27751	75-2838415
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

14911 QUORUM DRIVE, SUITE 140
DALLAS, TEXAS	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 361-1980

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On October 12, 2004, WorldQuest Networks, Inc. (the “Registrant”) issued a press release announcing a distribution and marketing agreement with Phone House, Inc., giving the Registrant distribution to more than 4,000 retail locations in the Southern California market. The Registrant hereby incorporates by reference into this Item 7.01 the information set forth in its press release, dated October 12, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

          (c)     Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated October 12, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDQUEST NETWORKS, INC.
Date: October 12, 2004	By:	/s/ Victor E. Grijalva
Victor E. Grijalva
Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated October 12, 2004

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